EXHIBIT 21
HILL-ROM HOLDINGS, INC.
SUBSIDIARIES OF THE REGISTRANT

All subsidiaries of the Company as of November 17, 2016 are wholly-owned Indiana corporations, unless otherwise noted.

Subsidiaries of Hill-Rom Holdings, Inc.
Hill-Rom, Inc.
Eagle Acquisition Sub B.V., a Netherlands corporation
Huntersville Insurance Company, Inc., a Utah corporation
Comfort Holdings, Inc.

Jointly owned subsidiary of Hill-Rom Holdings, Inc. and Hill-Rom EU LLP
Welch Allyn, Inc., a New York corporation

Subsidiaries of Hill-Rom, Inc.
Advanced Respiratory, Inc., a Minnesota corporation
Allen Medical Systems, Inc.
Hill-Rom Services, Inc.
Aspen Surgical Products Holding, Inc., a Delaware corporation
Trumpf Medical Systems, Inc.

Subsidiary of Comfort Holdings, Inc.
Anodyne Medical Device, Inc., a Delaware corporation

Subsidiary of Anodyne Medical Device, Inc.
AMF Support Surfaces, Inc., a California corporation

Subsidiary of Allen Medical Systems, Inc.
AMATECH Corporation

Subsidiary of Aspen Surgical Products Holding, Inc.
Aspen Surgical Products, Inc., a Michigan corporation

Subsidiary of Aspen Surgical Products, Inc.
Aspen Surgical Puerto Rico Corp., a Puerto Rico corporation

Jointly owned subsidiary of Hill-Rom, Inc. and Advanced Respiratory, Inc.
Hill-Rom Company, Inc.

Subsidiaries of Hill-Rom Company, Inc.
Hill-Rom International, Inc.
MEDIQ/PRN Life Support Systems, LLC, an Indiana limited liability company
Hill-Rom Logistics, LLC, an Indiana limited liability company
Hill-Rom Company Real Estate Holdings, LLC, a Delaware limited liability company

Subsidiary of Hill-Rom Services, Inc.
Hill-Rom Manufacturing, Inc.

Subsidiary of Hill-Rom Manufacturing, Inc.
Hill-Rom Finance Limited Partner, Inc.
Hill-Rom Manufacturing Real Estate Holdings, LLC, a Delaware limited liability company

Subsidiaries of Hill-Rom International, Inc.
Hill-Rom Pty, Ltd., an Australia corporation
Hill-Rom Asia Limited, a Hong Kong corporation
Hill-Rom Japan KK, a Japan corporation

Jointly owned subsidiary of Hill-Rom Pty, Ltd. and Trumpf Medizin Systeme GmbH & Co. KG
Trumpf Med (Aust) Pty Limited, an Australia corporation

Subsidiaries of Hill-Rom Asia Limited
Hill-Rom Business Services Co., Ltd., a China corporation
Hill-Rom Shanghai Ltd., a China corporation

Jointly owned subsidiary of Hill-Rom, Inc., Aspen Surgical Products, Inc., and Hill-Rom Finance Limited Partner, Inc.
Hill-Rom EU LLP, a Delaware partnership

Subsidiary of Hill-Rom EU LLP
Hill-Rom (Luxembourg) General Partner Ltd. S.á r.l., a Luxembourg corporation

Subsidiary of Hill-Rom (Luxembourg) General Partner Ltd. S.á r.l.
Hill-Rom (Luxembourg) Limited S.á r.l., a Luxembourg corporation

Jointly owned subsidiary of Hill-Rom (Luxembourg) General Partner Ltd. S.á.r.l. and Hill-Rom (Luxembourg) Limited S.á r.l.
HR Finance C.V., a Netherlands partnership

Subsidiary of Hill-Rom (Luxembourg) Limited S.á r.l.
Hill-Rom International S.á r.l./B.V., a Luxembourg corporation

Subsidiaries of HR Finance C.V.
HR Europe B.V., a Netherlands corporation
Hill-Rom Global Holdings, B.V., a Netherlands corporation
Hill-Rom Receivables, LLC, a Delaware limited liability company
Hill-Rom Mexico Holdings, B.V., a Netherlands corporation

Subsidiaries of Hill-Rom Global Holdings, B.V.
Hill-Rom Holdings Netherlands, B.V., a Netherlands corporation
Hill-Rom Singapore Holdings S.á r.l., a Luxembourg corporation

Subsidiary of Hill-Rom Mexico Holdings, B.V.
Hill-Rom Mexico Holdings, LLC, a Delaware limited liability company

Jointly owned subsidiaries of Hill-Rom Mexico Holdings, B.V. and Hill-Rom Mexico Holdings, LLC
Hill-Rom Servicios S de RL de CV, a Mexico corporation
Hill-Rom Mexico S de RL de CV, a Mexico corporation

Jointly owned subsidiary of Hill-Rom Global Holdings B.V. and Hill-Rom International S.á r.l./B.V.
Hill-Rom SPRL, a Belgium corporation

Jointly owned subsidiary of Hill-Rom Holdings Netherlands, B.V. and Hill-Rom (Luxembourg) Limited S.á r.l.
Hill-Rom HB, a Sweden partnership

Subsidiary of Hill-Rom Singapore Holdings S.á r.l.
Hill-Rom Services Pte, Ltd., a Singapore corporation

Subsidiary of Hill-Rom Services Pte, Ltd., a Singapore corporation
Hill-Rom Canada Respiratory, Ltd., a Canada corporation

Subsidiaries of Hill-Rom Holdings Netherlands, B.V.,
Hill-Rom UK (Holdings) Ltd., a United Kingdom corporation
Trumpf Medizin Systeme Beteiligungs GmbH, a Germany corporation

Subsidiary of Hill-Rom Holdings Netherlands BV and HR Europe BV
Trumpf Medizin Systeme GmbH & Co. KG, a Germany partnership

Subsidiaries of Trumpf Medizin Systeme GmbH & Co. KG
Trumpf Medical Systems (Taicang) Co., Limited, a China corporation

Subsidiaries of Hill-Rom UK (Holdings) Ltd.
Aspen Medical Europe Limited (UK), a United Kingdom corporation
Hill-Rom Ltd., a United Kingdom corporation
Trumpf Medical Systems Ltd. (UK), a United Kingdom corporation

Subsidiaries of Hill-Rom International S.á r.l./B.V.
Hill-Rom B.V., a Netherlands corporation
Hill-Rom S.A., a Switzerland corporation
Hill-Rom Austria GmbH, an Austria corporation
Hill-Rom Sociedade Unipessoal, LDA, a Portugal corporation
Hill-Rom Poland sp. z.o.o., a Poland corporation
Hill-Rom Canada, Ltd., a Canada corporation
Hill-Rom S.á r.l., a France corporation

Jointly owned subsidiaries of Hill-Rom International S.á r.l./B.V. and Hill-Rom Services, Inc.
Hill-Rom India Private Ltd., an India corporation
Hill-Rom Rus, LLC, a Russia limited liability company
Hill-Rom de Mexico S de RL de CV, a Mexico corporation
Hill-Rom Servicios S de RL de CV, a Mexico corporation
Hill-Rom Comercializador a de Mexico S de RL de CV, a Mexico corporation
Hill-Rom Importacao e Comercio de Equipamentos Medicos Ltda, a Brazil corporation
Hill-Rom Turkey Medikal Urunler Dagitim ve Ticaret Limited Sirketi, a Turkey corporation

Subsidiaries of Hill-Rom S.á r.l.
Hill-Rom Industries SA, a France corporation
Hill-Rom, S.p.A, an Italy corporation
Hill-Rom SAS, a France corporation
Hill-Rom Iberia S.L., a Spain corporation
Hill-Rom AB, a Sweden corporation
Trumpf Systemes Medicaux SAS, a France corporation

Jointly owned subsidiary of Hill-Rom S.á r.l. and Hill-Rom SAS
Hill-Rom sro, a Czech Republic corporation

Subsidiaries of Hill-Rom AB
Liko R&D AB, a Sweden corporation
Liko AB, a Sweden corporation
Hill-Rom Norway, a Norway corporation

Subsidiary of Liko AB
Völker Verwaltung GmbH, a Germany corporation

Jointly owned subsidiary of Liko AB and Eagle Acquisition Sub B.V.
Völker Holdings GmbH & Co. KG, a Germany partnership

Subsidiaries of Völker Holdings GmbH & Co. KG
Völker GmbH, a Germany corporation
Hill-Rom GmbH, a Germany corporation

Subsidiary of Völker GmbH
Völker BVBA, a Belgium corporation

Subsidiaries of Welch Allyn, Inc.
Welch Allyn International Ventures, Inc., a Delaware corporation
Welch Allyn Protocol, Inc., an Oregon corporation
Welch Allyn International Holdings, Inc., a Delaware corporation
Welch Allyn Real Estate Holdings, LLC, a Delaware limited liability company
Hill-Rom Finance (Luxembourg) S.á r.l., a Luxembourg corporation

Subsidiaries of Welch Allyn International Holdings, Inc.
Welch Allyn South Africa Pty, Ltd., a South Africa corporation
Welch Allyn UK Ltd., a United Kingdom corporation
Welch Allyn B.V., a Netherlands corporation
Welch Allyn France, S.a r.l., a France corporation
Welch Allyn Malaysia SDN, Bhd, a Malaysia corporation
Welch Allyn Italia S.R.L., an Italy corporation
Welch Allyn Singapore Pte, Ltd., a Singapore corporation
Welch Allyn Japan K.K., a Japan corporation
Welch Allyn GmbH, a German corporation
Welch Allyn CV Holdings, LLC, a Delaware Limited Liability Company

Jointly held subsidiaries of Welch Allyn International Ventures, Inc. and Welch Allyn International Holdings, Inc.
Welch Allyn Columbia Ltda, a Columbia corporation
Welch Allyn do Brasil Comercia de Equipmentos Medicos, Ltda, a Brazil corporation

Jointly held subsidiary of Welch Allyn CV Holdings, LLC and Welch Allyn International Holdings, Inc.
WA Holdings, C.V., a Netherlands partnership

Subsidiary of WA Holdings, C.V.
Welch Allyn Coop Holdings, LLC, a Delaware limited liability company

Jointly held subsidiary of WA Holdings, C.V. and Welch Allyn Coop Holdings, LLC
Welch Allyn International Holdings Cooperatief, U.A., a Netherlands cooperative

Subsidiaries of Welch Allyn International Holdings Cooperatief, U.A.
Welch Allyn Canada Limited, a Canada corporation
Welch Allyn EME B.V., a Netherlands corporation
Welch Allyn Limited, an Ireland corporation
Welch Allyn Australia Pty Limited, an Australia corporation
Welch Allyn Maquila Holdings, LLC, a Delaware limited liability company

Jointly held subsidiary of Welch Allyn Maquila Holdings, LLC and WA Holdings, C.V.
Welch Allyn de Mexico S. de R.L. de C.V., a Mexico corporation

Jointly held subsidiary of Welch Allyn International Holdings Cooperatief, U.A. and Welch Allyn Coop Holdings, LLC
Welch Allyn Productos Medicos S. de R.L. de C.V., a Mexico corporation

Subsidiary of Welch Allyn Singapore Pte, Ltd.
Welch Allyn Medical Equipment (Suzhou) Co. Ltd., a China corporation

Subsidiary of Welch Allyn, B.V.
Welch Allyn Sverige, AB, a Sweden corporation